                                                                   EXHIBIT 10.15

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Authorized Distributor Agreement, Version 1.0 1 3/12/98




                        AUTHORIZED DISTRIBUTOR AGREEMENT



                   THIS AGREEMENT is made Multimicro inc, 1998



                                    between:

                          DRAGON SYSTEMS, INCORPORATED
                                320 NEVADA STREET
                           NEWTON, MASSACHUSETTS 02160
                                       USA

                             (hereinafter "DRAGON")

                                       AND

                                MULITMICRO, INC.
                            9393 LOUIS H. LAFONTAINE
                                  VILLE D'ANJOU
                                     QUEBEC
                                     CANADA
                                     H1J 1Y8

                                FAX: 514-354-2299

                           (hereinafter "DISTRIBUTOR")

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


                               LIST OF APPENDICES



Appendix A:       Products
Appendix B:       Territories
Appendix C:       Quotas/Prices
appendix D:       Trademark Guidelines
Appendix E:       List of Distributors in Territories
Appendix F:       License Agreement

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


1.       DECLARATIONS.

Whereas DRAGON develops, manufactures and/or distributes certain products shown in Appendix A and which may be changed from time to time, ("PRODUCTS"); and

WHEREAS DISTRIBUTOR, distributes, markets, and sells items used in the computer and software field, and

WHEREAS RESELLER, markets and sells items used in the computer and software field to end users, and includes

WHEREAS the PARTIES intend to enter into an agreement pursuant to which DISTRIBUTOR will solicit orders from RESELLERS for the purchase of the PRODUCTS in the areas ("TERRITORIES") specified in Appendix B;

NOW, THEREFORE the PARTIES hereto agree as follows:

2.       APPOINTMENT AND DUTIES.

2.1      APPOINTMENT OF DISTRIBUTOR

DRAGON hereby appoints and grants to DISTRIBUTOR the non-exclusive right to sell the PRODUCTS provided by DRAGON within TERRITORIES.

(a) If the DISTRIBUTOR does not meet an assigned quarterly quota as defined in Appendix C this AGREEMENT is terminated immediately, unless DRAGON extends AGREEMENT in writing.

(b) DRAGON retains the right to negotiate and transact directly with all customers within the territory.

2.2      DUTIES OF DISTRIBUTOR

DISTRIBUTOR agrees that it shall use reasonable efforts to promote the sale and distribution of the PRODUCTS, including, but not limited to:

(a) Ensuring that its staff is appropriately trained by DRAGON or its designee as needed;

(b) Following-up any and all leads of prospective buyers furnished to DISTRIBUTOR by DRAGON in a timely and efficient manner

(c)      Participating in promotions and selling programs sponsored by DRAGON;

(d) Complying with all reasonable standards of DRAGON for displaying, advertising, demonstrating, and explaining the operation and use of the PRODUCTS to RESELLERS and prospective RESELLERS;

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


(e) Using its best efforts to resolve any customer satisfaction issues that may arise from the use of DRAGON's PRODUCTS;

(f) Submitting to DRAGON financial data on a yearly basis. Public companies should also include annual report with such financial data.

(g) Advising DRAGON immediately of any legal notices served on DISTRIBUTOR or filed by DISTRIBUTOR which might affect DRAGON or the market prospects of the PRODUCTS;

(h) Supplying DRAGON with monthly sell through data including reseller name, address, street, zip, country and telephone number along with number of units of Dragon Products sold by SKU and version. This is a condition precedent to DRAGON giving any Marketing Development Funds to DISTRIBUTOR.

(i) Ensuring that RESELLERS of the Dragon NaturallySpeaking Deluxe and other high-end DRAGON Products receive a Certification Number from Dragon before selling such Product.

(j) Making available to RESELLERS designated new products as they become available from DRAGON

DISTRIBUTOR understands that failure to satisfactorily perform the above duties will provide grounds for termination of this Agreement.

2.3      DUTIES OF DRAGON.

DRAGON shall provide to DISTRIBUTOR:

(a) training of DISTRIBUTOR's salespeople and technical support people in the important characteristics, benefits, markets, competition, and operation of PRODUCTS; the frequency, duration, location, subject matter, and cost of training shall be provided as appropriate in the judgment of DRAGON. DRAGON will not pay a fee associated with training of DISTRIBUTOR staff.

(b) when available, reasonable quantities, at a reasonable cost, and in a timely manner, of information, descriptive materials, demonstration programs, and manuals on the sale, and support of PRODUCTS;

(c) (3) three copies of PRODUCT at no charge for internal use only by DISTRIBUTOR;

(d) reasonable access to DRAGON's pre-sale and post-sale technical assistance information sources as needed by DISTRIBUTOR with regard to the application and uses of the PRODUCTS;

(e) according to DRAGON's then-current DISTRIBUTOR lead distribution policy, timely sales leads of prospective buyers who have responded to DRAGON's advertising or public relations efforts;

(f) inclusion of DISTRIBUTOR's name and contact information in DRAGON's home page information on the World Wide Web.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                Authorized Distributor Agreement
                                                                Revision 3/12/98



(g) whenever possible thirty (30) days advanced notice of expected changes in DRAGON policy, products or DISTRIBUTOR promotions including new versions, new pricing, special DISTRIBUTOR promotions, etc.

(h) notification of any new Distributors in the Territories in addition to those listed on Appendix E

Notwithstanding anything to the contrary contained herein, DRAGON shall have no obligation to provide servicing, repairs, counseling or other assistance to any customers of DISTRIBUTOR unless DRAGON has made agreements with any such customer directly.

3.       PRICING & TERMS.

PRICE FROM DRAGON TO DISTRIBUTOR. For each item or type of PRODUCTS ordered by DISTRIBUTOR from DRAGON during the term of this Agreement, DISTRIBUTOR shall pay to DRAGON the Distribution price listed on Appendix C.

DISCOUNT. DRAGON will give DISTRIBUTOR a discount on the Product price in the event the quarterly sales goals on Appendix C are met.

PRICE CHANGES. DRAGON retains the right to change the product and pricing schedules, set forth in Appendices A and C. Whenever possible DRAGON will give DISTRIBUTOR 30 days prior notice.

TERMS AND CONDITIONS OF SALES. Costs of duties, customs, and taxes shall be the exclusive responsibility of the DISTRIBUTOR. Cost of ground freight will be the responsibility of DRAGON.

PAYMENT TERMS
DRAGON grants DISTRIBUTOR the option of the following payment terms: Net 60 days, with a [**] at the time of shipping or [**] of receipt of Product and invoice. For purposes of determining discount, payment is deemed made on the day received by DRAGON.

4. SALES REQUIREMENTS.

SALES WITHIN TERRITORIES. This Agreement only provides authorization for DISTRIBUTOR to resell DRAGON's products through its own sales and marketing efforts within the TERRITORIES, and/or through its facilities located within the TERRITORIES as specified in Appendix B. Sales of DRAGON's product through other facilities or through selling/marketing programs outside of the TERRITORIES, without express written permission from DRAGON, is grounds for termination of this Agreement by DRAGON.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                Authorized Distributor Agreement
                                                                Revision 3/12/98

5.       APPOINTMENT OF RESELLERS BY DISTRIBUTOR

DISTRIBUTOR is authorized to appoint third parties ("RESELLERS") to assist in the sales of DRAGON's products, and fulfillment of DISTRIBUTOR's duties as defined above, provided that:

(a) DISTRIBUTOR uses its good faith efforts to appoint RESELLERS whose ethics, business practices, and professionalism are consistent with DRAGON's.

(b) Such DEALERS are located solely within the TERRITORIES specified in Appendix B and will be bound by the same restrictions as above.

(c) DISTRIBUTOR is only authorized to sell to RESELLERS. DISTRIBUTOR is NOT authorized to sell any of DRAGON's products directly to end-users.

d) All orders for PRODUCTS supplied to RESELLERS must be placed to DRAGON through DISTRIBUTOR and DISTRIBUTOR shall retain any and all financial responsibilities for such purchases.

(e) DISTRIBUTOR will remain responsible for meeting its duties as defined above with respect to any users of RESELLERS

6.       ADVERTISING AND MARKET DEVELOPMENT PROGRAM

DRAGON grants DISTRIBUTOR a cooperative advertising allowance of [**] of Product invoice amount for such advertising featuring Product and/or DRAGON. DISTRIBUTOR shall submit advertising to DRAGON for review and approval prior to any initial release. Upon receipt of evidence of Authorized Distributor Agreement such advertising expenditures, DRAGON agrees to credit the amount thereof against future DISTRIBUTOR purchases.

DRAGON will provide an [**] for Marketing Development Funds which will be used for marketing activities specific to DRAGON products. DISTRIBUTOR and DRAGON will reach prior agreement on how these funds are to be used. These funds are subject to completion of reports required of DISTRIBUTOR pursuant to section 2.2(h) herein.

Whether or not DISTRIBUTOR uses or qualifies for DRAGON's Market Development Funds, DISTRIBUTOR agrees to use a DRAGON-approved logo or mark on any of DISTRIBUTOR's advertising or marketing communications that feature DRAGON's products, but only according to the provisions in paragraph 7 below, and according to DRAGON's guidelines, which are attached hereto as Appendix D.

It is understood that the co-op allowance, the marketing development funds and the discount for meeting the quarterly sales targets are net of all price protections, rebates, and returns.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


7.       REPRESENTATIONS BY DISTRIBUTOR.

Under this Agreement, DISTRIBUTOR may represent that it is an authorized DISTRIBUTOR of DRAGON's products in the TERRITORIES.

DISTRIBUTOR agrees not to in any way misrepresent, or in any way cause to be ambiguous (especially with respect to prospective customers, journalists, or market analysts, etc.) about DISTRIBUTOR's relationship with DRAGON, DISTRIBUTOR's duties as specified in this Agreement, the features of DRAGON's products including any technical specifications, expected benefits of use, and the origin of DRAGON's products. In particular, DISTRIBUTOR shall not represent itself as an exclusive agent or exclusive distributor of DRAGON's products. The DISTRIBUTOR shall not represent itself as the developer or manufacturer of DRAGON's products, or as DRAGON itself.

8.       STOCK ROTATION AND RETURNS

DISTRIBUTOR shall be allowed to return Product for [**] after purchase of Product. The Product being returned as overstock will have return ground shipping paid for by DISTRIBUTOR. Defective Products will be destroyed on a monthly basis except for unused headsets upon DRAGON's approval, which will be shipped to Dragon freight collect. DISTRIBUTOR will provide proof of on-site destruction prior to issuance of credit by DRAGON.

DRAGON shall give DISTRIBUTOR [**] of product discontinuation. DISTRIBUTOR may return all such products to DRAGON [**] incurred by DISTRIBUTOR in returning the product, within [**]. [**].

In the event that DISTRIBUTOR wishes a return of Product, it will request an RMA (Return Merchandise Authorization Number) DISTRIBUTOR shall issue an RMA within 5 business days. DRAGON will accept product returns only when clearly labeled with the RMA.

9.       WARRANTY.

DRAGON warrants that its PRODUCTS shipped to DISTRIBUTOR shall be free from material defect and shall be reasonably suitable for resale. Unless otherwise specified, the warranty period for DRAGON's products shall be ninety (90) days from date of DRAGON's shipment. In the event that DISTRIBUTOR finds such defects in DRAGON's products DISTRIBUTOR's sole remedy shall be the repair, replacement or refund of the amounts paid to DRAGON for any defective product, at the sole discretion of DRAGON.

IN NO EVENT SHALL DRAGON BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES, OR FOR INSTALLATION, ADJUSTMENTS, OR OTHER EXPENSES WHICH MAY ARISE FROM THE PURCHASE OR RESALE OF PRODUCTS. NO WARRANTIES OTHER THAN THOSE EXPRESSLY SET FORTH ABOVE SHALL APPLY, AND DRAGON MAKES NO EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AS TO ITS PRODUCTS.

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98

DISTRIBUTOR UNDERSTANDS THAT DRAGON'S SPEECH RECOGNITION PRODUCTS ARE BASED UPON A STATISTICAL PROCESS IN WHICH ERRORS ARE AN INHERENT PART OF THEIR OPERATION. DISTRIBUTOR ACCEPTS THE RESPONSIBILITY OF ENSURING THAT ITS RESELLERS AND THEIR CUSTOMERS UNDERSTAND THAT SUCH ERRORS ARE INEVITABLE AND THAT ITS CUSTOMERS AND ITS RESELLERS AND RESELLERS CUSTOMERS ARE RESPONSIBLE FOR CORRECTING SUCH ERRORS. DRAGON SHALL IN NO EVENT BE LIABLE FOR ANY DIRECT OR INDIRECT DAMAGES, INCLUDING PERSONAL INJURY OR DEATH, RESULTING FROM ERRORS THAT OCCUR IN THE USE OF PRODUCTS.

Some states or countries do not allow the exclusion or limitation of implied warranties or liability for incidental or consequential damages, so the above limitation or exclusion may not apply.

10.      USE OF PATENTS, TRADEMARKS AND OTHER PROPRIETARY RIGHTS.

DRAGON shall retain all rights, title and interest (including all intellectual property rights) in the PRODUCTS. DISTRIBUTOR shall, at DISTRIBUTOR's expense, deliver to DRAGON whenever requested by DRAGON a sample of all labels, packages, advertisements and other materials related to the PRODUCTS so that DRAGON may review the same. DISTRIBUTOR shall not at any time adopt, or use, or attempt to register with any governmental authority, without first obtaining DRAGON's written approval, any word or mark that is similar, or bears any resemblance, to a trademark or service mark owned or used by DRAGON.

11.      PROTECTION OF KNOW HOW.

ACKNOWLEDGMENT OF PROPRIETARY INFORMATION. DISTRIBUTOR acknowledges (i) that the KNOW-HOW (as hereafter defined) obtained from DRAGON hereunder is commercially valuable proprietary information of DRAGON or others, the design and development of which has involved the expenditure of substantial amounts of money and the use of skilled development experts over a long period of time and which affords DRAGON a commercial advantage over its competitors: (ii) that such KNOW-HOW constitutes trade secrets and confidential business information that is disclosed to DISTRIBUTOR for use on the basis of the confidential relationship between DRAGON and DISTRIBUTOR under this Agreement and is to be used only as may be expressly permitted by the terms and conditions of this Agreement; (iii) that the loss of this competitive advantage due to unauthorized disclosure of such proprietary information would cause great injury and harm. As used in the Agreement, the term "KNOW-HOW" means any and all information of any kind whatsoever now possessed by or known to, or hereafter developed or acquired by, DRAGON relating to (1) the manufacturing data, and technical specifications for the PRODUCTS, and/or marketing information of potential competitive value (e.g. customer information, promotional plans, market data, etc.) (2) the techniques and methods for installing and servicing the product, (3) specific techniques, algorithms and methods used within the PRODUCTS and (4) any techniques and methods for locating defects in the PRODUCTS.

CONFIDENTIALITY COVENANT. DISTRIBUTOR covenants that it will not divulge, or publish to others, other than as herein provided, any KNOW-HOW obtained from DRAGON hereunder, or any information about the DRAGON's commercial practices, policies, or plans, and that it shall divulge the same only to employees of DISTRIBUTOR or DEALER who require it for the purpose of DISTRIBUTOR's or RESELLER's distribution of PRODUCTS hereunder and only if such employees are

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


subject to restrictions on use and disclosure at least as restrictive as those assumed by DISTRIBUTOR hereunder.

CONFIDENTIALITY OF WORKERS. DISTRIBUTOR shall take reasonable action, by instruction, agreement or otherwise, with respect to independent contractors employed by DISTRIBUTOR or to DISTRIBUTOR's employees or other persons who have not entered into the aforesaid restrictive engagements in order to prevent the unauthorized disclosure or use of such KNOW-HOW.

EXCEPTIONS. This section shall not apply to (i) any KNOW-HOW or information that shall become generally known in the trade through no fault of DISTRIBUTOR, (ii) any KNOW-HOW or information that shall be disclosed to DISTRIBUTOR by a party having legitimate possession thereof and the unrestricted right to make such disclosure, (iii) any KNOW-HOW or information that DISTRIBUTOR can demonstrate was within its possession prior to the disclosure by DRAGON, and was provided by a party having legitimate possession thereof and the unrestricted right to make such disclosure, or (iv) any confidential business information after four (4) years from the termination of the Agreement.

REVERSE ENGINEERING. Except to the extent DRAGON is required by the law in the Territory to allow Distributor to do so, Distributor shall not decompile, disassemble or otherwise reverse engineer the PRODUCTS.

12.      INFRINGEMENT OF PROPRIETARY RIGHTS.

If any action, claim or suit is threatened, filed or made against DISTRIBUTOR, based upon infringement of a copyright, patent, trademark, or other proprietary right in connection with the PRODUCTS, DISTRIBUTOR shall promptly notify DRAGON in writing of such action, claim or suit. DRAGON shall at its own expense, take charge of the defense of any such action through attorneys of DRAGON's selection. DISTRIBUTOR shall make available to DRAGON any relevant records, papers or information and shall cooperate in such defense as reasonably requested by DRAGON. DRAGON shall indemnify and hold harmless DISTRIBUTOR from and against all damages and claims arising out of such infringement action provided that DISTRIBUTOR has otherwise complied with all the provisions of the Agreement and with applicable state, province, federal, and international law. DISTRIBUTOR shall notify DRAGON promptly whenever it shall obtain information that any of the trademarks, patents, or copyrights of DRAGON are being infringed by any other person.

13.      TERMINATION.

This Agreement shall continue in effect for a period of one year from the date of execution hereof or to the end of the current calendar year whichever period is longer. Thereafter, the Agreement will continue from year to year subject to mutual agreement on the quarterly sales goals for the subsequent renewal term.

This Agreement may be terminated as follows:

(a) termination for cause: by either PARTY by written notice to the other PARTY given no less than thirty (30) days after prior written notice of breach, if such breach is not cured.

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98

(b) termination for no cause: by either PARTY at any time upon the giving of sixty (60) days' notice to the other party prior to any subsequent renewal term.

14.      EFFECT OF TERMINATION.

TERMINATION OF RIGHTS. Upon the termination of this Agreement, all rights granted by DRAGON to DISTRIBUTOR, or through DISTRIBUTOR to its RESELLERS herein shall terminate and revert immediately to DRAGON or its successors or assigns.

RETURN OF MATERIALS. Upon the termination of this Agreement, DISTRIBUTOR shall promptly return all KNOW-HOW in written form, together with any copies thereof made by DISTRIBUTOR, obtained from DRAGON hereunder. This will include any PRODUCT demonstration product, evaluation product, product literature and other like materials unless paid for.

15. ASSIGNMENTS.

This Agreement may not be assigned, in whole or in part, by DISTRIBUTOR without prior written consent of the DRAGON.

16. COMPLIANCE WITH LAWS AND REGULATIONS.

This Agreement is made subject to, and both PARTIES in the performance hereof expressly agree to comply with and abide by, all applicable laws, ordinances, codes and regulations in TERRITORIES insofar as the same may be applicable to the terms and conditions of the Agreement, and both PARTIES hereby agree to indemnify and hold harmless the other from and against all claims, suits, causes of action, demands, penalties, losses or damages (including court costs and attorney fees) which may arise or accrue because of the failure or neglect of the indemnifying PARTY in this respect.

17. MISCELLANEOUS.

GOVERNING LAW. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the PARTIES hereunder shall be construed under, and be governed by, the laws of the Commonwealth of Massachusetts in the United States of America. Any lawsuit relating to any matter arising under this Agreement, initiated by or on behalf of DISTRIBUTOR shall be initiated in a State or Federal Court in the Commonwealth of Massachusetts, United States of America. Any lawsuit relating to any matter arising under this Agreement initiated by DRAGON may be initiated in a State or Federal Court located in the Commonwealth of Massachusetts, or in any court in the country in which the DISTRIBUTOR is located having jurisdiction over the matter. Accordingly, DISTRIBUTOR irrevocably consents to the jurisdiction and to the service of process, pleadings, and notices in connection with any and all actions and processes initiated in a State or Federal court located in the Commonwealth of Massachusetts, United States of America or any such court in the country in which DISTRIBUTOR is located.

ULTIMATE DESTINATION OF SHIPMENTS. The DISTRIBUTOR hereby agrees not to knowingly export or re-export, directly, or indirectly, any product or technical data, acquired under this Agreement, except in complete compliance with the export laws and regulations of the United States of America.

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


END USER LICENSE AGREEMENT. Use of DRAGON's PRODUCTS are subject to the terms and conditions of the End User License Agreement provided by DRAGON in Appendix F, or as it may be amended from time to time by DRAGON and each end user shall agree to such terms before it uses the PRODUCTS.

NOTICES. All notices, offers, requests, instructions, acceptances, consents, approvals and other communications required or authorized to be given by either party to the other under this Agreement shall be in writing, shall be addressed as indicated below, and shall be deemed to have been given upon the receipt of the addressee.

DRAGON:                                     DISTRIBUTOR:

Steven Semenzato
Director of North American Sales            President
Dragon Systems, Inc.                        MultiMicro
320 Nevada Street                           9393 Louis H. LaFontaine
Newton, MA 02160 USA                        Ville d'Anjou
                                            Quebec
With a copy to:                             CANADA
                                            HIJ IY8
Janet Baker, President
Dragon Systems, Inc.
320 Nevada Street
Newton, MA 02160 USA

NONWAIVER OF DEFAULT. Any failure by either party, at any time or from time to time, to enforce and require the strict keeping and performance of any of the terms and conditions of this Agreement shall not constitute a waiver of any such terms and conditions at any future time and shall not prevent such party from insisting on the strict keeping and performance of such terms and conditions at any later time.

AMENDMENT OR RESCISSION. This Agreement shall not be modified or rescinded except by written instrument signed by authorized representatives of both parties hereto.

SEVERABILITY. In the event that any term or provision of this Agreement shall be deemed by a court of competent jurisdiction to be overly broad in scope, duration or area of applicability, such court shall have the power, and is hereby directed, to limit such scope, duration or area of applicability, or all of them, so that such term or provision is not overly broad, and to enforce the same as so limited. Subject to the foregoing sentence, in the event any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall attach only to such provision and shall not affect or render invalid any other provision of this Agreement.

ENTIRETY OF AGREEMENT. This is the entire agreement between the parties hereto with respect to the subject matter hereof and there are no agreements, understanding, covenants, conditions or undertakings, oral or written, express or implied, concerning such subject matter that are not merged herein or superseded hereby.

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98

CAPTIONS. The captions or headings of the Sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

18.      SIGNATURES.

IN WITNESS WHEREOF, the PARTIES hereto have caused this Agreement to be executed in their respective corporate names, as of the date first herein above by their respective representatives hereunder duly authorized.

"DISTRIBUTOR"                                         "DRAGON"

By: \s\ S. Rosen                                      By: \s\ Janet M. Baker
    ----------------                                      -------------------
(Signature)                                           (Signature)

3/18/98                                               3/16/98
--------------------                                  -----------------------
Date                                                  Date

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98



                                   APPENDIX A
                                   "PRODUCTS"

Product Name                                                                                     Version
--------------------------------------------------------------------------------------------------------
Dragon NaturallySpeaking, Personal Edition, American English                                       2.x
Dragon NaturallySpeaking, Preferred Edition, American English                                      2.x
Dragon NaturallySpeaking, Deluxe Edition, American English                                         2.x
Dragon Dictate Classic Edition, American English                                                   3.x
Dragon Dictate Power Edition, American English                                                     3.x
Dragon Power Secretary Power Edition, American English                                             2.0.7
Dragon Power Secretary Medical Edition, American English                                           2.0.7
Dragon Power Secretary Personal Edition for Microsoft Word, American English                       2.07
Dragon Power Secretary Personal Edition for Corel WordPerfect, American English                    2.07
Dragon Power Secretary Personal Edition for File Maker Pro, American English                       2.07
Dragon Power Secretary Personal Edition for Claris Works, American English                         2.07
Dragon NaturallySpeaking French Personal Edition                                                   2.02
Dragon NaturallySpeaking Spanish Personal Edition                                                  2.02

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


                                   APPENDIX B
                                  "TERRITORIES"



The TERRITORIES for DISTRIBUTOR shall include the following:
North America

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


                                   APPENDIX C
                                     "QUOTA"

Quarter I. 1998            Quarter II, 1998    Quarter III, 1998      Quarter IV, 1998
---------------            ----------------    -----------------      ----------------

[**]                       [**]                [**]                   [**]



If DISTRIBUTOR meets the above targets, DISTRIBUTOR will be entitled to a [**] on the price of the Product.

                                    "PRICES"

Product                                                          Version      Vendor #       Distributor
--------------------------------------------------------------------------------------------------------
Price US$
---------

Dragon NaturallySpeaking, Personal Edition                            2X        010420101      [**]
Dragon NaturallySpeaking, Preferred Edition                           2X        010340101      [**]
Dragon NaturallySpeaking, Preferred Edition (CANADA*)                 2X        010340101      [**]
Dragon NaturallySpeaking, Deluxe Edition                              2X        010450101      [**]
Dragon Dictate Classic Edition                                        3X        010202401      [**]
Dragon Dictate Power Edition                                          3X        010222401      [**]
Dragon Power Secretary Power Edition                                  2.0.7     CDO500OPS      [**]
Dragon Power Secretary Medical Edition                                2.0.7     CD08000MD      [**]
Dragon Power Secretary Personal Edition for Microsoft Word            2.07      CDO4002MW      [**]
Dragon Power Secretary Personal Edition for Corel WordPerfect         2.07      CDO400OWP      [**]
Dragon Power Secretary Personal Edition for File Maker Pro            2.07      CDO4003FM      [**]
Dragon Power Secretary Personal Edition for Claris Works              2.07      CDO4001CW      [**]
Dragon NaturallySpeaking French Personal Edition                      2.02     0103401061      [**]
Dragon NaturallySpeaking Spanish Personal Edition                     2.02     0103401041      [**]



Dragon NaturallySpeaking, Preferred Edition (CANADA*) product price is ONLY applicable for product sold into Canadian Retail Outlets

                  Prices as of 2/25/98

                                                Authorized Distributor Agreement
                                                                Revision 3/12/98



                                   APPENDIX D
                              TRADEMARK GUIDELINES
                             See the attached sheets



                               USE OF DRAGON LOGO
                  The use of this trademark must be accompanied
                    By a red Dragon Logo in PMS 185 Red. The
                    Dragon must be no smaller than the Dragon on the accompanying trademark guideline.




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                                                Authorized Distributor Agreement
                                                               Revisions 3/12/98



DRAGON NATURALLYSPEAKING(TM)
Identity Mark
The following guidelines specify usage of the Dragon NaturallySpeaking(TM) identity mark. Any individuals (whether Dragon Systems employees, consultants, outside vendors or third parties) involved in developing communications, documentation, or packaging related to Dragon Systems products must understand and comply with the following guidelines. Please contact Becky Squier at Dragon Systems, 1-617-965-5200, with any questions or issues.

DRAGON NATURALLYSPEAKING(TM)

IDENTITY MARK USAGE
Size: The NaturallySpeaking identity mark must be reproduced with a minimum horizontal dimension of 2 inches.

Color:   Whenever possible, the mark should be
         reproduced in color as follows:  the word
         "Dragon" prints 100% PMS 185 Red (or
         process match - 91 magenta, 76 yellow). The word "NaturallySpeaking(TM)" prints in 100% black.

ACKNOWLEDGMENT
Use of the Dragon NaturallySpeaking(TM) identity mark should be accompanied by an acknowledgement line (when required), as follows: "An authorized reseller of Dragon Systems' speech products and services."

Trademarks
Dragon Systems and the Dragon image are registered trademarks of Dragon Systems, Inc. Dragon
NaturallySpeaking(TM) is a trademark of Dragon Systems, Inc.



            USE OF DRAGON LOGO
            ------------------

    The use of this trademark must be
    accompanied by a red Dragon Logo
    in PMS 185 Red.  The Dragon must
    be no smaller than the Dragon on
    the accompanying trademark
    guideline.



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                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


                                   APPENDIX E

                  CURRENT LIST OF DISTRIBUTORS IN NORTH AMERICA

Ingram
TechData
Merisel
Beamscope



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                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


                                   APPENDIX F

                    "DRAGON SYSTEMS, INC. LICENSE AGREEMENT"

End User License Agreement.
---------------------------
Before using this Software, you should carefully read the following terms and conditions. Operating this software indicates your acceptance of these terms and conditions.

Dragon Systems, Inc. (Dragon Systems) provides this Software and licenses its use to you, the Customer.

Dragon Systems retains ownership of all rights in the Software and of all proprietary technology embodied therein. You acknowledge that the unauthorized distribution or use of the Software or documentation received from Dragon Systems will cause Material Damage to Dragon Systems.

You assume responsibility for the selection of the programs to achieve intended results, and for the installation, use and results obtained from the Software.

IT IS UNDERSTOOD BY BOTH PARTIES TO THIS AGREEMENT THAT SPEECH RECOGNITION IS A STATISTICAL PROCESS, THAT RECOGNITION ERRORS ARE INHERENT IN THE PROCESS OF SPEECH RECOGNITION, AND THAT SPEECH RECOGNITION APPLICATIONS MUST BE DESIGNED TO ALLOW FOR SUCH ERRORS IN THE RECOGNITION PROCESS. YOU MUST UNDERSTAND THAT SUCH ERRORS ARE INEVITABLE AND THAT IT IS YOUR RESPONSIBILITY TO CORRECT RECOGNITION ERRORS BEFORE USING THE RESULTS OF THE RECOGNITION. THE SOFTWARE AND ANY DOCUMENTATION ARE PROVIDED ON AN "AS IS" BASIS. DRAGON SYSTEMS DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE SOFTWARE AND ANY DOCUMENTATION, INCLUDING ALL WARRANTIES OF TITLE AND IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. DRAGON SYSTEMS' LIABILITY FOR DAMAGES TO THE LICENSEE FOR ANY CAUSE WHATSOEVER, REGARDLESS OF THE FORM OF ANY CLAIM OR ACTION, SHALL NOT EXCEED THE TOTAL LICENSE FEE PAID BY THE LICENSEE FOR THE LICENSE TO USE THE SOFTWARE UNDER THIS AGREEMENT. DRAGON SYSTEMS SHALL IN NO EVENT BE LIABLE FOR ANY DAMAGES RESULTING FROM LOSS OF DATA, PROFITS OR USE OF EQUIPMENT, OR FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE SOFTWARE.

LICENSE
This license granted under this Agreement permits the Licensee and its employees who agree to be bound by the terms and conditions of this Agreement to:

I. use the software on a single machine, (The Software is considered used when loaded into temporary memory or installed into permanent memory),

II. install a copy of the Software on a network server so that the Software can be used by other computers. The number of users of the Software shall not exceed the number of applicable licenses you have purchased from Dragon Systems,

Ill.     copy the Software in machine-readable form for backup purposes only.

You may transfer this Software to another party only with the prior written consent of Dragon Systems. If you transfer possession of any copy, modification or merged portion of the Software or documentation to another party, your license is automatically terminated.

The user of the Software or any end-user application incorporating any part of the Software must agree (1) not to disassemble or reverse engineer the Software or any portion thereof and (2) to comply



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                                                Authorized Distributor Agreement
                                                                Revision 3/12/98


with all U.S. export laws. Any attempt to disassemble the object code of this Software is unauthorized and will result in immediate termination of this Agreement.

You must reproduce and include the copyright notice on any copy, modification or portion of the Software merged into another program. You may not use, copy, modify, or transfer the Software, or any copy, modification or merged portion, in whole or in part, except as expressly provided for in this Agreement. You may not commit any act which would directly or indirectly violate any U.S. law, regulation, treaty, or other agreement, relating to the export or re-export of the Software, to which the U.S. adheres or with which the U.S. complies.

TERM
The license is effective until terminated. You may terminate the license at any time by destroying the programs along with any copies, modifications and merged portions in any form. It will also terminate upon conditions set forth elsewhere in this Agreement or if you fail to comply with any term or condition of this Agreement. You agree upon such termination to destroy the programs together with all copies, modifications and merged portions in any form.

RESTRICTED RIGHTS LEGEND
Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(I)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013.




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